Exhibit 10.39(t)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2
Execution Version

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.  The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 20 TO PURCHASE AGREEMENT DCT-014/2004

This Amendment No. 20 to Purchase Agreement DCT-014/2004, dated as of October 18, 2007 (“Amendment No. 20”) relates to the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 20 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 20 sets forth additional agreements between Embraer and Buyer relative to the confirmation of 11 Option EMBRAER 170 Aircraft into 11 Firm Aircraft, addition of 11 Option EMBRAER 170 and changes on the Firm and Option Aircraft delivery schedules.

Except as otherwise provided for herein all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 20, which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 20 and the Purchase Agreement the terms, conditions and provisions of this Amendment No. 20 shall control.

WHEREAS, in connection with the Parties’ agreement above mentioned, the Parties have now agreed to amend the Purchase Agreement as provided for below:

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Subject: Article 2 of the Purchase Agreement is hereby deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:

2.1	Embraer shall sell and deliver and Buyer shall purchase and take delivery of forty-eight (48) EMBRAER 170 Aircraft and fifty-four (54) EMBRAER 175 Aircraft ***;

2.2	Embraer shall provide to Buyer the Services and the Technical Publications; and

2.3	Buyer shall have the option to purchase up to 74 Option EMBRAER 170 Aircraft, in accordance with Article 23.”

2.	Price

2.1	Article 3.1 of the Purchase Agreement is hereby deleted and replaced by the following:

"3.1	Buyer agrees to pay Embraer, subject to the terms and conditions of this Agreement, in United States dollars, the following amount per unit Basic Prices:

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Notes:
(1)	Aircraft EMBRAER 170 #1 to #48 were already delivered;
(2)	***
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3. Firm Aircraft:

3.1	Delivery: The table containing the delivery schedule in Article 5.1 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

“Firm A/C	Delivery Month	***	***	Firm A/C	Delivery Month	***	***
49	Jan 07	***	***	***	***	***	***
50	***	***	***	***	***	***	***
51	***	***	***	***	***	***	***
52	***	***	***	***	***	***	***
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56	***	***	***	***	***	***	***
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63	***	***	***	***	***	***	***
64	***	***	***	***	***	***	***
65	***	***	***	***	***	***	***
66	***	***	***	***	***	***	***
67	***	***	***	***	***	***	***
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70	***	***	***	***	***	***	***
71	***	***	***	***	***	***	***
72	***	***	***	***	***	***	***
73	***	***	***	***	***	***	***
74	***	***	***	***	***	***	***
75	***	***	***	102	Feb 09	***	***

Note: The first 48 EMBRAER 170 Aircraft (Aircraft #1 to # 48) were already delivered.
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4.      Payment:

4.1	The penultimate sentence of the last paragraph of Article 4.1 is hereby deleted and replaced as follows:

“Any progress payment for *** otherwise be due *** shall be due ***

5.	Option Aircraft:

5.1	The opening paragraph of Article 23 and delivery schedule table of the Purchase Agreement are hereby deleted and replaced by the following:

“Buyer shall have the option to purchase up to 74 additional Option Aircraft, to be delivered on the last day of the applicable month set forth below or such earlier date in such month specified pursuant to Article 7.1:

Option A/C	Delivery Month	Option A/C	Delivery Month	Option A/C	Delivery Month
1	Mar 09	26	***	51	***
2	***	27	***	52	***
3	***	28	***	53	***
4	***	29	***	54	***
5	***	30	***	55	***
6	***	31	***	56	***
7	***	32	***	57	***
8	***	33	***	58	***
9	***	34	***	59	***
10	***	35	***	60	***
11	***	36	***	61	***
12	***	37	***	62	***
13	***	38	***	63	***
14	***	39	***	64	***
15	***	40	***	65	***
16	***	41	***	66	***
17	***	42	***	67	***
18	***	43	***	68	***
19	***	44	***	69	***
20	***	45	***	70	***
21	***	46	***	71	***
22	***	47	***	72	***
23	***	48	***	73	***
24	***	49	***	74	Apr 13
25	***	50	***

6.	Attachment A-2: Attachment “A-2” to the Purchase Agreement is hereby deleted and replaced with Attachment “A-2” to this Amendment No. 20.

7.	Miscellaneous: All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 20 shall remain valid in full force and effect without any change.

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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 20 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

By /s/ Flavio Rimoli	By Bryan Bedford
Name: Flavio Rimoli	Name: Bryan Bedford
Title: Executive Vice President & General Counsel	Title: President

By /s/ José Luis D. Molina
Name: José Luis D. Molina
Title: Vice President Contracts Airline Market

Date: October 18, 2007	Date: October 18, 2007
Place: San José Dos Campos, S.P.	Place: Indianapolis, IN

Witness: Fernanco Bueno	Witness: Lars - Erik Arnell
Name: Fernando Bueno	Name: Lars - Erik Arnell

ATTACHMENT "A-2" - EMBRAER 175 AIRCRAFT CONFIGURATION

Delta Configuration

1. EMBRAER 175 CONFIGURATION

 EMBRAER 175 Standard Aircraft

The EMBRAER 175 Aircraft shall be manufactured according to (i) the standard configuration specified in the Technical Description TD-175 Rev. 9 dated June 2007, which although not attached hereto, is incorporated herein by reference, and (ii) the characteristics described in the items below.

2. EMBRAER 175 Optional Equipment

The EMBRAER 175 Aircraft will also be fitted with the following options selected by Buyer:

2.1  Aircraft Model and Engines

a)	EMBRAER 175 LR ***
b)	GE CF34-8E5 Engines

2.2 Options By Ata Chapter

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ATTACHMENT "A-2" - EMBRAER 175 AIRCRAFT CONFIGURATION

Delta Configuration

2.3	EMBRAER 175 Interior Configuration (76 seats)

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3. FINISHING

The Aircraft will be delivered to Buyers as follows:

3.1	EXTERIOR FINISHING:

The fuselage of the Aircraft shall be painted according to Buyer’s color and paint scheme which shall be supplied to Embraer by Buyer on or before *** to the relevant Aircraft Contractual Delivery Date.

The wings and the horizontal stabilizer of all Aircraft shall be supplied in the standard colors, i.e., gray BAC707.

3.2	INTERIOR FINISHING:

Buyer shall inform Embraer on or before *** prior to the relevant Aircraft Contractual Delivery Date of its choice of materials and colors of all and any item of interior finishing such as seat covers, carpet, floor lining on galley areas, side walls and overhead lining, galley lining and curtain. The above-mentioned schedule for definition of interior finishing shall only be applicable if Buyer selects its materials from the choices offered by and available at Embraer. In case Buyer opts to use different materials and or patterns, such schedule shall be mutually agreed between the Parties at the time of signature of the Purchase Agreement.

3.3	BUYER FURNISHED AND BUYER INSTALLED EQUIPMENT (BFE and BIE):

Buyer may choose to have carpets, tapestries, seat covers and curtain fabrics supplied to Embraer for installation in the Aircraft as BFE. Materials shall conform to the required standards and comply with all applicable regulations and airworthiness requirements. Delays in the delivery of BFE equipment or quality restrictions that prevent the installation thereof in the time frame required by the Aircraft manufacturing process shall entitle Embraer to either delay the delivery of the Aircraft or present the Aircraft to Buyer without such BFE, in which case Buyer shall not be entitled to refuse acceptance of the Aircraft. All BFE equipment shall be delivered to Embraer in DDP – Embraer facilities in São José dos Campos, SP, Brazil (Incoterms 2000) conditions.

The Aircraft galleys have provisions for the following BIE items that, unless timely agreed by the Parties, are not supplied or installed by Embraer: Trolleys, ovens, coffee makers, hot jugs and standard units.

4.	REGISTRATION MARKS AND TRANSPONDER CODE

The Aircraft shall be delivered to Buyer with the registration marks painted on them. The registration marks and the transponder code shall be supplied to Embraer by Buyer no later than *** before each relevant Aircraft Contractual Delivery Date.

IT IS HEREBY AGREED AND UNDERSTOOD BY THE PARTIES THAT IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THIS ATTACHMENT “A-2” AND THE TERMS OF THE TECHNICAL DESCRIPTION ABOVE REFERRED, THE TERMS OF THIS ATTACHMENT “A-2” SHALL PREVAIL.
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